SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 1, 1998
                                ----------------


                            PRE-CELL SOLUTIONS, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


         Colorado                        0-14978                 84-0751916
         --------                        -------                 ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of  Incorporation)                                      Identification  No.)


              255 East Drive, Suite C, Melbourne, Florida     32904
              -------------------------------------------    -------
              (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code    (321) 308-2900
                                                      --------------

                       Transamerican Petroleum Corporation
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On December 1, 1998 (the "Closing Date"), Transamerica Petroleum, Inc. (the "Registrant") and Pre-Cell Solutions, Inc. ("Pre-Cell") executed a Share Exchange Agreement ("Exchange Agreement"), pursuant to which the Registrant issued and delivered to the stockholders of Pre-Cell or their designees an aggregate of 32,156,000 shares the Registrant's common Stock (the "Shares"). Additionally, on December 6, 1998, the Registrant filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Colorado changing its name from Transamerica Petroleum Corp. to Pre-Cell Solutions, Inc.

         On the Closing Date, the Registrant entered into an employment agreement ("Biddix Employment Agreement") with Thomas E. Biddix, the President and Chief Executive Officer of Pre-Cell who was appointed the Chief Executive Officer, President and Treasurer of the Registrant. The Biddix Employment Agreement is for a three-year term through November 2002. Mr. Biddix is entitled to receive an annual base salary of $180,000, subject to annual increases and bonuses as the Board of Directors of the Registrant may determine. Mr. Biddix was also appointed to the Registrant's board of directors.

         On the Closing Date, the Registrant entered into an employment agreement ("McWilliams Employment Agreement") with Timothy F. McWilliams, the Chief Operating Officer of Pre-Cell who was appointed the Chief Operating
Officer of the Registrant. The McWilliams Employment Agreement is for a three-year term through January 2002. Mr. McWilliams is entitled to receive an annual base salary of $95,000, subject to annual increases and bonuses as the Board of Directors may determine. Mr. McWilliams was also appointed to the Registrant's board of directors.

Item 4.  Changes in Registrant's Certifying Accountant.

         (a) Edward Isaacs & Company LLP served as the independent auditors of the Registrant for the fiscal years ended April 30, 1996. On April 26, 1999 the Registrant dismissed Edward Isaacs & Company LLP because it was determined that the best interests of the Registrant would be served by retaining Vestal & Wiler LLP. The decision to change auditors was approved by the Registrant's Board of Directors. There have been no disagreements between the Registrant and Edward Isaacs & Company LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

         (b) Vestal & Wiler, LLP has been engaged by the Registrant as of as its principal independent auditors and began serving as the independent auditors of the Registrant for the fiscal year ending April 30, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Pre-Cell Solutions, Inc.

                  Pre-Cell Solutions, Inc. d/b/a DPS Solutions, Inc. as of November 30, 1998, and the related statements of operations and cash flows for the period May 27, 1997 (date of inception) through November 30, 1998 beginning on F-1.

         (b)      Pro Forma Financial Information.

                  See unaudited Pro Forma Financial Statements of Pre-Cell Solutions, Inc. as of November 30, 1998 beginning on F-9

         (c)      Exhibits.

                  16.1 Letter from Edward Isaacs & Company LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 1, 2000

                                 PRE-CELL SOLUTIONS, INC.



                                  By: /s/ Timothy F. McWilliams
                                      ------------------------------------------
                                      Timothy F. McWilliams, Chief Operating
                                      Officer (and Principal Accounting Officer)

                            PRE-CELL SOLUTIONS, INC.
                             (a Florida Corporation)
                              FINANCIAL STATEMENTS
                        WITH INDEPENDENT AUDITOR'S REPORT
                                November 30, 1998

                                    CONTENTS

                                                                           Page

INDEPENDENT AUDITOR'S REPORT                                                F-3

BALANCE SHEET                                                               F-4

STATEMENT OF OPERATIONS                                                     F-5

STATEMENT OF CASH FLOWS                                                     F-6

NOTES TO FINANCIAL STATEMENTS                                               F-7

                          INDEPENDENT AUDITOR'S REPORT




Pre-Cell Solutions, Inc.
Melbourne, Florida

We have audited the accompanying balance sheet of Pre-Cell Solutions, Inc. (a Florida corporation) d/b/a DPS Solutions, Inc. as of November 30, 1998, and the related statements of operations and cash flows for the period May 27, 1997 (date of inception) through November 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 1998, and the results of its operations and its cash flows for the period May 27, 1997 (date of inception) through November 30, 1998 in conformity with generally accepted accounting principles.

                                                    Certified Public Accountants

November 12, 1999

                            PRE-CELL SOLUTIONS, INC.
                             (A Florida Corporation)
                                  BALANCE SHEET
                                November 30, 1998

                                     ASSETS

CURRENT ASSETS:
    Cash                                                                     $    1,522
    Certificate of deposit, 5.12% due June 21, 1999 (Note 4)                     12,000
    Other                                                                           179
                                                                             ----------
                                                                             $   13,701

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
    Accounts payable                                                         $    5,645
    Due to stockholder (Note 4)                                                 280,000
    Due to related party                                                          1,202
                                                                             ----------

        TOTAL CURRENT LIABILITIES                                                28,847
                                                                             ----------

COMMITMENTS AND CONTINGENCIES (Notes 3,4  and 6)

STOCKHOLDERS' DEFICIENCY:
    Common Stock  - $1 par value;
        1,000 shares authorized, issued and outstanding                           1,000
    Additional paid-in capital                                                   36,001
    Accumulated deficit                                                        (310,147)
                                                                             ----------
        TOTAL STOCKHOLDERS' DEFICIENCY                                         (273,146)
                                                                             ----------
                                                                             $   13,701

                       See notes to financial statements.

                            PRE-CELL SOLUTIONS, INC.
                             (A Florida Corporation)
                             STATEMENT OF OPERATIONS
                 For the Period May 27, 1997 (Date of Inception)
                            Through November 30, 1998

REVENUE                                                          $   4,997

COST OF REVENUE                                                      6,149
                                                                 ---------
GROSS LOSS                                                          (1,152)

GENERAL AND ADMINISTRATIVE EXPENSES                                308,995
                                                                 ---------
NET LOSS                                                         $(310,147)
                                                                 =========

                       See notes to financial statements.

                            PRE-CELL SOLUTIONS, INC.
                             (A Florida Corporation)
                             STATEMENT OF CASH FLOWS
                 For the Period May 27, 1997 (Date of Inception)
                            Through November 30, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                         $(310,147)
    Net increase (decrease) in cash attributed to changes in:
        Other                                                             (179)
        Accounts payable                                                 5,645
        Due to stockholder                                             280,000
        Due to related party                                             1,202
                                                                     ---------
           Net cash used in operations                                 (23,479)
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of certificate of deposit                                 (12,000)
                                                                     ---------
           Net cash used in investing activities                       (12,000)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Sale of common stock                                                37,001
                                                                     ---------

        Net cash provided by financing activities                       37,001
                                                                     ---------

NET INCREASE IN CASH                                                     1,522

CASH - Beginning of period                                                   -
                                                                     ---------
CASH - End of period                                                 $   1,522
                                                                     =========

                       See notes to financial statements.

                            PRE-CELL SOLUTIONS, INC.
                             (A Florida Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                 For the Period May 27, 1997 (Date of Inception)
                            Through November 30, 1998

NOTE 1   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business - Pre-Cell Solutions, Inc. d/b/a DPS Solutions, Inc. ("the Company"), was incorporated in Florida on May 27, 1997; however, operations did not commence until early in 1998. The Company operates as a competitive local exchange carrier (CLEC), utilizing Bell South interconnection services. Such local telephone service is provided throughout Florida.

         Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Cash - Cash consists of bank deposits, which at times may exceed federally insured limits.

         Income Taxes - The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards No. 109 (SFAS 109). SFAS 109 requires the recognition of deferred tax assets and liabilities and adjustments to deferred tax balances for changes in tax law and rates. In addition, future tax benefits such as net operating loss carryforwards are recognized to the extent recognition of such benefits is more likely than not.

NOTE 2   INCOME TAXES

         At November 30, 1998, the Company had a gross deferred tax asset resulting from a net operating loss carryforward. The net deferred tax asset of approximately $121,000 is completely offset by a valuation allowance due to the uncertainty of its realization.

NOTE 3   RELATED PARTY TRANSACTIONS

         The Company has entered into employment agreements with a stockholder and an officer. Such agreements call for payments totaling $180,000 and $95,000, respectively, to each individual, per year, through June 30, 1999. Total fees charged to operations for the period from date of inception to November 30, 1998 amounted to $280,000 and is also included in current liabilities at November 30, 1998.

                            PRE-CELL SOLUTIONS, INC.
                             (A Florida Corporation)
                          NOTES TO FINANCIAL STATEMENTS
                 For the Period May 27, 1997 (Date of Inception)
                            Through November 30, 1998

NOTE 4   COMMITMENTS

         At November 30, 1998, the Company was contingently liable for a $12,000 irrevocable letter of credit in favor of Bell South. Such letter of credit expired in June, 1999 and was collateralized by a certificate of deposit.

NOTE 5   SUBSEQUENT EVENT

         On December 1, 1998, the Company was acquired by Pre-Cell Solutions, Inc., a Colorado corporation f/k/a Transamerican Petroleum Corporation, an over-the-counter (OTC) bulletin board company.

NOTE 6   YEAR 2000 (Unaudited)

         Management has assessed the Company's exposure to date sensitive computer hardware and software programs that may not be operative subsequent to 1999 and has implemented a requisite course of action to minimize Year 2000 risk and ensure that neither significant costs nor disruption of normal business operations are encountered. However, because there is no guarantee that all systems of outside vendors or other entities affecting the Company's operations will be 2000 compliant, the Company remains susceptible to consequences of the Year 2000 Issue.

                            Pre-Cell Solutions, Inc.
                  Pro Forma Consolidated Financial Information
                                   (Unaudited)

                              Explanatory Headnote

                                  Introduction

On December 1, 1998 (the "Closing Date"), Transamerica Petroleum, Inc. (the "Registrant") and Pre-Cell Solutions, Inc. ("Pre-Cell") executed a Share Exchange Agreement ("Exchange Agreement"), pursuant to which the Registrant issued and delivered to the stockholders of Pre-Cell or their designees an aggregate of 32,156,000 shares the Registrant's common Stock (the "Shares"). Additionally, on December 6, 1998, the Registrant filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Colorado changing its name from Transamerica Petroleum Corp. to Pre-Cell Solutions, Inc.

The pro forma condensed consolidated balance sheets as of November 30, 1998 assume the transaction was consummated as of November 30, 1998, and the pro forma condensed consolidated statements of operations for the year ended November 30, 1998 assume the transaction was consummated as of December 1, 1997.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro form data.

                                                       Pre-Cell Solutions, Inc.
                                                 Pro Forma Consolidated Balance Sheet
                                                           November 30, 1998
                                                              (Unaudited)

                                             Pre-Cell         Pre-Cell        Transamerica
                                            Solutions,       Acquisition       Petroleum,      Consolidated
                                               Inc.          Adjustments          Inc.           Pro Forma
                                        -------------       -----------  ---------------       -----------
Assets:
Cash                                   $        1,522      $         --  $            --       $     1,522
Certificate of deposit                         12,000                --               --            12,000
Stock subscription
    Receivable                                  3,000                --               --             3,000
Other                                             178                --               --
Goodwill                                           --         1,523,303               --         1,128,155
                                        -------------       -----------  ---------------       -----------

                                        $      16,700       $ 1,523,303  $            --       $ 1,144,855
                                        =============       ===========  ===============       ===========
Liabilities and
  Stockholders' Equity:
Accounts payable                        $       5,645       $        --  $            --       $     5,645
Due to stockholders                           280,000                --               --           280,000
Due to related party                            1,202                --               --             1,202
                                        -------------       -----------  ---------------       -----------
                                              286,847                --               --           286,847
                                        -------------       -----------  ---------------       -----------
Stockholders' equity
  (deficit):
   Common stock                                40,000           273,289           16,924(1)        338,484
   Additional paid-in
     Capital                                       --           939,867        1,353,666(1)      2,318,346
   Accumulated deficit                       (310,147)          310,147       (1,370,590)       (1,798,822)
                                        -------------       -----------  ---------------       -----------
                                        $      16,700       $ 1,523,303$              --       $ 1,144,855
                                        =============       ===========  ===============       ===========

(1) Given effect of 1 for 7 stock split.

    See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                                       Pre-Cell Solutions, Inc.
                                            Pro Forma Consolidated Statement of Operations
                                                     Year Ended November 30, 1998
                                                              (Unaudited)

                                           Pre-Cell       Transamerica
                                          Solutions,       Petroleum,         Pro Forma      Consolidated
                                             Inc.             Inc.             Entries         Pro Forma
                                           --------     -------------        --------          ---------
Revenues                               $      4,997     $          --       $       --         $   4,997

Cost and expenses:
   Cost of revenues                           6,149                --               --             6,149
   Operating expense                        342,080                --          85,000(2)         427,080
                                           --------     -------------        --------          ---------
                                            348,229                --           85,000           433,229
                                           --------     -------------         --------         ---------

Net loss                                  $ 343,232     $          --        $ (85,000)       $(428,232)
                                          =========     =============        ==========       ==========

Loss per share                                                                               $     (.01)
                                                                                             ==========

Weighted average number of
 common shares outstanding                                                                   33,852,730
                                                                                             ==========

(2) Amortization of goodwill (see note 2 of notes to pro forma financial statements).

    See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                            Pre-Cell Solutions, Inc.
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)

1.       Acquisition and Pro Forma Adjustments

         The pro forma condensed consolidated balance sheet as of November 30, 1998 assumes the transaction was consummated as of November 30, 1998, and the pro forma condensed consolidated statements of operations for the year ended November 30, 1998 assume the transaction was consummated as of December 1, 1997.

2.       Acquisition of Pre-Cell Solutions, Inc. (a Florida corporation)

         On December 1, 1998, Transamerica Petroleum, Inc. and Pre-Cell Solutions, Inc. executed a Share Exchange Agreement, pursuant to which the Registrant issued and delivered to the stockholders of Pre-Cell or their designees an aggregate of 32,156,000 shares the Registrant's Common Stock .The purchase price for Pre-Cell Solutions, Inc. (a Florida corporation) is anticipated to be allocated as follows:

         Carrying value of assets acquired                     $      16,700
         Excess of cost over net assets acquired*                  1,523,303
                                                                   ---------
                                                                   1,540,003
         Fair value of liabilities assumed                           286,847
                                                                  ----------
         Total purchase price                                    $ 1,253,156
                                                                 ===========


         *The excess cost over net assets acquired has been applied to goodwill and will be amortized over 15 years.